UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	March 12, 2006

Andrx Corporation

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

0-31475	65-1013859

(Commission File Number)	(IRS Employer Identification No.)

4955 Orange Drive, Davie, Florida	33314

(Address of Principal Executive Offices)	(Zip Code)
954-584-0300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
Agreement and Plan of Merger
Amendment to Rights Agreement
Press Release

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On March 12, 2006, Andrx Corporation (the “Company”) entered into an agreement and plan of merger (the “Merger Agreement”) with Watson Pharmaceuticals, Inc., a Nevada corporation (“Watson”), and Water Delaware, Inc., a Delaware corporation and a wholly owned subsidiary of Watson (“Merger Subsidiary”), providing for the merger of Merger Subsidiary with and into the Company (the “Merger”). Pursuant to the terms of the Merger Agreement and subject to the conditions thereof, Watson will acquire all of the outstanding shares of the Company’s common stock (“Company common stock”) (together with the right attached to each such share issued pursuant to the Company’s Rights Agreement dated March 20, 2003 (the “Rights Agreement”)) for an amount equal to $25.00 in cash per share. Each option to purchase Andrx common stock that is outstanding and unexercised immediately prior to the effective time of the merger shall be cancelled in exchange for the right to receive from Watson or the surviving corporation a lump sum cash payment (without interest) equal to the product of (x) the excess (if any) of (A) $25.00 over (B) the exercise price per share of Company common stock for such option and (y) the number of shares of Company common stock underlying such option, less applicable withholding taxes. In addition, each restricted stock unit that is outstanding immediately prior to the effective time of the Merger, shall be cancelled in exchange for the right to receive from Watson or the surviving corporation a lump sum cash payment (without interest) equal to the product of (x) $25.00 and (y) the number of shares of Company common stock underlying such restricted stock unit, less applicable withholding taxes.
The Board of Directors of the Company has unanimously approved the Merger Agreement. The Merger Agreement contains customary representations and warranties between the Company, on the one hand, and Watson and Merger Subsidiary, on the other. The parties also have agreed to certain customary covenants and agreements, including, with respect to the operation of the Company’s business between signing and closing, the solicitation of proposals with respect to alternative transactions, governmental filings and approvals, employee benefits and similar matters.
The Merger Agreement contains certain termination rights for both the Company and Watson, and further provides that, upon termination of the Merger Agreement under specified circumstances, the Company may be required to pay Watson a termination fee of $70,769,000 as described in the Merger Agreement.
Consummation of the Merger is subject to the satisfaction of certain customary conditions including, among others, (i) approval of the Merger by the Company’s stockholders, (ii) the expiration of the applicable waiting period under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Approval”), and (iii) no material adverse effect having occurred in respect of the Company, other than actions taken in connection with the HSR Approval, which must not have a material adverse effect on Watson on a post-Merger basis.
On March 13, 2005, Andrx issued a press release announcing the Merger. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS
Andrx has amended the Rights Agreement (the “Amendment”) to provide that the rights issued to Andrx stockholders under the Rights Agreement, as amended, will not become exercisable as a result of the execution of the Merger Agreement or the consummation of the Merger, and that the rights will terminate upon the closing of the Merger.
The foregoing description of the the Amendment to the Rights Agreement is qualified in its entirety by reference to the full text of the the Amendment to the Rights Agreement, which has been filed as Exhibit 4.5 to this Current Report on Form 8-K.
On March 13, 2005, Andrx issued a press release announcing the Merger. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
* * * * *Additional Information and Where to Find It
This filing may be deemed to be solicitation material in respect of the proposed merger of Watson and Andrx. In connection with the proposed merger, Andrx will file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITY HOLDERS OF ANDRX ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The final proxy statement will be mailed to stockholders of Andrx. Investors and security holders may obtain a free copy of the proxy statement, when it becomes available, and other documents filed by Andrx with the SEC, at the SEC’s web site at http://www.sec.gov. Free copies of the proxy statement, when it becomes available, and the company’s other filings with the SEC may also be obtained from the company. Free copies of Andrx’s filings may be obtained by directing a request to Andrx Corporation, 4955 Orange Drive, Davie, Florida 33314, Attention: Investor Relations.
Participants in Solicitation
Andrx, Watson and their respective directors, executive officers and other members of their management and employees may be deemed to be soliciting proxies from their respective stockholders in favor of the merger. Information regarding Watson’s directors and executive officers is available in Watson’s proxy statement for its 2005 annual meeting of stockholders, which was filed with the SEC on April 1, 2005. Information regarding Andrx’s directors and executive officers is available in Andrx’s proxy statement for its 2005 annual meeting of stockholders, while was filed with the SEC on April 19, 2005. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(c)	Exhibits:

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and among Watson Pharmaceuticals, Inc., Water Delaware, Inc. and Andrx Corporation dated March 12, 2006.

4.5	Amendment to Rights Agreement dated as of March 12, 2006 between Andrx Corporation and American Stock Transfer & Trust Company.

99.1	Press Release dated March 13, 2006.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDRX CORPORATION
Date: March 13, 2006	By:	/s/ Angelo C. Malahias
Angelo C. Malahias
President